UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2017

EXACTUS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55828	27-1085858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 205-5036

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.
Entry into a Material Definitive Agreement

As disclosed in the Current Report on Form 8-K filed by Exactus Inc. (the “Company”) on August 28, 2017 (the “August 8-K”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) on August 14, 2017 pursuant to which it agreed to sell certain 8% convertible promissory notes to Morningview Financial, LLC (the “Purchaser”).

On August 22, 2017, pursuant to the Securities Purchase Agreement and as disclosed in the August 8-K, the Company completed the issuance of an 8% convertible promissory note in an aggregate principal amount of $110,000 (the “Initial Note”) to the Purchaser, the terms and conditions of which are described below. On September 27, 2017, pursuant to Securities Purchase Agreement, the Company issued an 8% convertible promissory note in an aggregate principal amount of $27,500 to the Purchaser, with terms and conditions identical to the Initial Note.

On October 3, 2017, the Company amended the Initial Note (the “Initial Note Amendment”) to provide that the Purchaser may convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Initial Note into shares of the Company’s common stock at the “Conversion Price” described therein at any time on or after the date on which there is an effective registration statement filed by the Company with respect to the shares of the Company’s common stock into which the Initial Note is convertible, if such date is earlier than the 170th calendar day after the issue of the Initial Note as originally specified in the Initial Note.

The Initial Note is dated August 14, 2017 and provides the terms and conditions of the Company’s obligations to the Purchaser. The Initial Note will bear interest at a rate of 8% per annum and will mature on August 14, 2018.

After giving effect to the Initial Note Amendment, at any time on or after the earlier of (i) the date on which there is an effective registration statement filed by the Company with respect to the shares of the Company’s common stock into which the Initial Note is convertible or (ii) the 170th calendar day after the issue date of the Initial Note, the Purchaser has the option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Initial Note into shares of the Company’s common stock at the Conversion Price. The “Conversion Price” will be the lesser of (i) $0.25 and (ii) 60% of the average of the three lowest trading prices of the Company’s common stock during the twenty-day trading period prior to the conversion. The Conversion Price is subject to further reduction upon certain events specified in the Initial Note.

The following are events of default under the Initial Note that may result in the outstanding Initial Note becoming immediately due and payable in an amount equal to 150% (or in certain cases 200%) of the outstanding balance of the Initial Note (including principal and accrued and unpaid interest) plus default interest at a rate of 18% per annum:

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the Company fails to pay the principal or interest due on the Initial Note, whether at maturity, upon acceleration or otherwise, and the failure continues for a period of 10 days;

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the Company fails to satisfy its obligations relating to the conversion of the Initial Note into shares of the Company’s common stock, and the failure continues for a period of 2 business days;

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the Company breaches any material covenant or other material provision of the Initial Note, and the breach continues for a period of 10 days;

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any representation or warranty of the Company made in the Initial Note or in any related transaction document is false or misleading in any material respect when made and such breach results in a material adverse effect on the rights of the Purchaser with respect to the Initial Note;

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the Company or any subsidiary of the Company makes an assignment for the benefit of creditors or applies for, or consents to, the appointment of a receiver or trustee;

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any money judgment, writ or similar process is entered against the Company, any subsidiary of the Company, or any of its property or other assets for more than $50,000, and remains unvacated, unbonded or unstayed for a period of 20 days;

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bankruptcy, insolvency, reorganization or liquidation proceedings or other similar proceedings, voluntary or involuntary, are instituted against the Company or any subsidiary of the Company;

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the Company fails to maintain the listing or quotation of its common stock;

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the Company fails to comply with the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) or the Company ceases to be subject to the reporting requirements of the Exchange Act;

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the dissolution, liquidation, or winding up of the Company or any substantial portion of its business;

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the Company ceases its operations or admits it is otherwise unable to pay its debts as they become due;

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the Company replaces its auditor or restates any of the Company’s financial statements for any period within the two years prior to the issue date of the Initial Note;

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certain events relating to the Company replacing its transfer agent;

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the Company breaches or defaults under any covenant or other term or other condition contained in any other financial instrument issued by the Company;

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the Company attempts to provide the Purchaser with material non-public information regarding the Company;

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the Company’s common stock fails to maintain a trading price in its principal trading market of at least $0.0001;

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the Company fails to repay the Initial Note, in its entirety, after the completion of its next completed offering of $750,000 or more; and

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the Company fails to file a registration statement relating to the common stock of the Company into which the Initial Note is convertible within 30 days of the issue date of the Initial Note or to cause the registration statement to go effective within 120 days of the issue date of the Initial Note.

The Company has the right to prepay the Initial Note at any time until the 170th calendar day after the issue date of the Initial Note, in an amount equal to 135% of the principal amount of the Initial Note outstanding. The Company may not prepay the Initial Note after the 170th calendar day after the issue date of the Initial Note. The Company will be subject to a liquidated damages charge of 25% of the outstanding principal amount of the Initial Note if it effects certain exchange transactions in accordance with, based upon or related or pursuant to Section 3(a)(10) of the Securities Act or if the Company effects a reverse stock split with respect to shares of its common stock. In addition, the Initial Note grants the Purchaser a right of first refusal with respect to potential future financing offered to the Company by third parties and the right to become a party to any future transaction document related to a security issuance by the Company to a third party with terms more favorable to the third party than the terms of the Initial Note.

Any amounts due and payable to the Purchaser under the terms of the Initial Note, including any payment on an event of default, default interest, or agreed upon liquidated damages may, at the Purchaser’s option, be converted into shares of common stock of the Company at the Conversion Price.

The Initial Note and the underlying common stock issuable upon conversion of the Initial Note have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The foregoing description of the Securities Purchase Agreement, the Initial Note, and the Initial Note Amendment is a summary and is qualified in its entirety by reference the full Securities Purchase Agreement and Initial Note, which are attached as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the Commission on August 28, 2017, and the full Initial Note Amendment, which is attached as Exhibits 10.3, to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
10.1
Securities Purchase Agreement, dated August 14, 2017, between Exactus, Inc. and Morningview Financial, LLC (attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 28, 2017 and incorporated herein by reference)

10.2	Convertible Promissory Note, dated August 14, 2017 (attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed August 28, 2017 and incorporated herein by reference)
10.3	Amendment #1 to the Convertible Promissory Note Issued on August 14, 2017, dated October 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exactus, Inc.

Date: October 10, 2017	By:	/s/ Timothy J. Ryan
Timothy J. Ryan
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1
Securities Purchase Agreement, dated August 14, 2017, between Exactus, Inc. and Morningview Financial, LLC (attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 28, 2017 and incorporated herein by reference)

10.2	Convertible Promissory Note, dated August 14, 2017 (attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed August 28, 2017 and incorporated herein by reference)
10.3	Amendment #1 to the Convertible Promissory Note Issued on August 14, 2017, dated October 3, 2017